                                                                     EXHIBIT 4.1


COMMON STOCK                                            COMMON STOCK
  [SEAL]                                                   [SEAL]
                                                      CUSIP 292499 10 0

                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                                 ENAMELON, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES that

                                    SPECIMEN

is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $0.001 PAR VALUE PER SHARE, OF

ENAMELON, INC. transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation. This certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the seal of the Corporation and the facsimile signatures of its authorized officers.

                   Dated:

[ENAMELON, INC. CORPORATE SEAL OF DELAWARE 1992]

                  /s/ Norman Usen              /s/ David B. Cole
                      SPECIMEN                     SPECIMEN
                      SECRETARY                    PRESIDENT

Countersigned and Registered:
    NORTH AMERICAN TRANSFER CO.
                 Transfer Agent and Registrar

By

                         Authorized Signature
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM           -  as tenants in common
     TEN ENT           -  as tenants by the entireties
     JT TEN            -  as joint tenants with right of survivorship and not
                          as tenants in common
     UNIF GIFT MIN ACT -  ______________ Custodian ________________
                            (Cust)                    (Minor)
                          under Uniform Gifts to Minors Act
                          _________________________________________
                                        (State)

   Additional abbreviations may also be listed though not in the above list.

   For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________________

                                      __________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed By


______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.